Exhibit 99.1

EXECUTION VERSION

TERMINATION TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This TERMINATION TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT, dated August 22, 2011, is made by and among the parties listed on the signature pages below (the “Parties”).

WHEREAS, certain of the Parties, among other parties, entered into that certain Amended and Restated Investor Rights Agreement, dated August 26, 2008 (the “Agreement”);

WHEREAS, all capitalized terms used but not defined herein shall have the same meaning as prescribed in the Agreement;

WHEREAS, the Company consummated an initial public offering on June 17, 2010, causing several of the provisions of the Agreement to expire; and

WHEREAS, the Parties now wish to terminate the remainder of the Agreement;

           WHEREAS, the Agreement provides that it may be terminated upon the written consent of (a) the Company, (b) the holders of at least a majority of all outstanding shares of Preferred Stock (calculated on an “as converted” basis, together with any shares of Common Stock issued upon conversion thereof), (c) the holders of a majority of all outstanding Common Stock, and (d) without limiting the provisions of clause (b) immediately preceding, the holders of at least sixty-seven percent (67%) of all outstanding shares of Series E Stock (calculated on an “as converted” basis); and

WHEREAS, the Parties collectively meet the quorum and other criteria necessary to terminate the Agreement, as described above;

NOW THEREFORE, intending to be legally bound hereby, the Parties agree as follows:

1. Termination of Agreement. The Agreement shall be terminated in its entirety as of the date first above written and such termination shall be applicable to all parties to the Agreement.

2. Inclusion of Registration in Offering.  Notwithstanding the termination of the Agreement, in connection with (i) a registration statement providing for the registration by the Company of shares of its Common Stock under the Securities Act filed with the Commission (a “Registration Statement”) and (ii) an underwritten offering of shares of Common Stock pursuant to a prospectus supplement filed with the Commission (such underwritten offering, an “Offering”), the Company agrees to include shares of Common Stock held by a Restricted Shareholder in the amounts requested by a Restricted Shareholder in a Registration Statement and an Offering, subject to reduction in the same manner as contemplated by Section 3.4 of the Agreement.

3. Underwriting Agreement.  In connection with any future registrations by the Company of Common Stock under the Securities Act for sale to the public and related underwritten offerings of shares of Common Stock pursuant to Section 4 hereof, the Company agrees to enter into an Underwriting Agreement that will provide the Restricted Shareholders with substantially the same expense reimbursement, indemnification and other rights as provided to the holders of the Common Stock and the underwriters under the underwriting agreement among the Company, the stockholders of the Company named in Schedule II thereto and Goldman Sachs & Co., as representative of the several underwriters named in Schedule I thereto, dated June 17, 2010.

4. Facilitation of Registration Rights.  Upon the request of any Restricted Shareholder made from time to time, the Company shall use its reasonable best efforts to assist such Restricted Shareholder in connection with the sale of its Common Stock, including without limitation (and notwithstanding the termination of the Agreement) providing the Restricted Shareholders with the rights, and performing the obligations of the Company, set forth in Sections 3.3, 3.4, 3.5, 3.6, 3.7, 3.8, 3.9, 3.10 and 3.12 of the Agreement to the extent any such Restricted Shareholder would be eligible to exercise such rights under the Agreement; provided that references in Section 3.3 and 3.4 of the Agreement to “thirty (30) days” shall be replaced with a reference to “five (5) days”.

5. Certain Definitions.  “Restricted Shareholder” means any Party and any other party to the Agreement (and notwithstanding the termination of the Agreement) in each case that, together with its Affiliates, (i) continues to own 5% or more of the total number of shares of Common Stock outstanding, or (ii) owns shares of Common Stock that are not freely sellable without volume limitations pursuant to Rule 144 under the Securities Act.

6. Governing Law.  This Termination to Amended and Restated Investor Rights Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York, without giving effect to conflict of law principles thereof.

7. Jurisdiction and Service of Process.  Any legal action or proceeding with respect to this Termination to Amended and Restated Investor Rights Agreement shall be brought in the courts of the State of New York or of the United States of America for the District of New York.  By execution and delivery of this Termination to Amended and Restated Investor Rights Agreement, each of the Parties hereto accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  Each of the Parties hereto irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the most recent address for such Party set forth in the books and records of the Company.

8. Severability.  In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Termination to Amended and Restated Investor Rights Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect.  In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Termination to Amended and Restated Investor Rights Agreement shall nevertheless remain in full force and effect.

9. Enforcement.  Each of the Parties hereto acknowledges and agrees that the rights acquired by each Party hereunder are unique and that irreparable damage would occur in the event that any of the provisions of this agreement to be performed by the other Parties were not performed in accordance with their specific terms or were otherwise breached.  Accordingly, in addition to any other remedy to which the Parties hereto are entitled at law or in equity, each Party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Termination to Amended and Restated Investor Rights Agreement by any other Party and to enforce specifically the terms and provisions hereof.

10. Assignment.  The rights of any Restricted Shareholder under this Termination to Amended and Restated Investor Rights Agreement may be assigned by such Restricted Shareholder to an affiliate and otherwise to the extent such assignment would have otherwise been permitted in accordance with Section 3.13 of the Agreement, notwithstanding the termination of the Agreement.

11. Termination, Modifications and Amendments.  This Termination to Amended and Restated Investor Rights Agreement shall terminate in its entirety on August 8, 2015 and such termination shall be applicable to all Parties to this Termination to Amended and Restated Investor Rights Agreement.  Prior to August 8, 2015, this Termination to Amended and Restated Investor Rights Agreement may not be terminated, amended or modified, and no provision hereof may be waived, without the written consent of the Company and each Restricted Shareholder that is a Party hereto and that would be adversely affected by such termination, amendment, modification or waiver.

12. Third Party Beneficiaries.  The Parties acknowledge and agree that each Restricted Shareholder that is not a Party hereto shall be a third party beneficiary of this Termination to Amended and Restated Investor Rights Agreement.

13. Counterparts.  This Termination to Amended and Restated Investor Rights Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Facsimile delivery of an executed counterpart shall be valid and binding for all purposes.

[Signatures on following pages]

IN WITNESS WHEREOF, the Parties, intending to be legally bound hereby, have executed and delivered this Termination as of the date first above written.

                     HIGHER ONE HOLDINGS, INC.

                     By: /s/ Dean Hatton
                                             Name:  Dean Hatton
                                             Title:    President and Chief Executive Officer

                     FOUNDERS:

                                /s/ Mark Volchek
                                Mark Volchek

                                /s/ Miles Lasater
                                            Miles Lasater

[Signature page to Termination to Amended and Restated Investor Rights Agreement]

                                /s/ Dean Hatton
                                            Dean Hatton (individually)

                                /s/ Kevin Jones
                                            Kevin Jones

[Signature page to Termination to Amended and Restated Investor Rights Agreement]

                     CLUB CIRCLE PARTNERS,
                     a Series A Investor, Series B Investor, Series C Investor, Series C-1 Investor, Series D Investor and holder of Common Stock
                     By: /s/ Henry G. Fuldner
                     Name: Henry G. Fuldner
                                Title: General Partner

                                HANSEATIC AMERICAS LDC,
                        a Series C Investor, Series C-1 Investor, Series D Investor and holder of Common Stock
                                By: /s/ Paul Biddelman
                            Name: Paul Biddelman
                                Title: President

                     NORTH HILL VENTURES,
                     a Series C-1 Investor and holder of Common Stock
                     By: /s/ Shamez Kanji
                     Name: Shamez Kanji
                     Title: General Partner

[Signature page to Termination to Amended and Restated Investor Rights Agreement]

LIGHTYEAR FUND II, L.P.,
a Series E Investor and holder of Common Stock
                     By. Lightyear Fund II, GP, L.P., its general partner
                                                                                                    By: /s/ Timothy Kacani
                                                                                                    Name: Timothy Kacani
                                                                                                    Title: Authorized Signatory

LIGHTYEAR CO-INVEST PARTNERSHIP II, L.P., a Series E Investor and holder of Common Stock
                                                                                                    By. Lightyear Fund II GP Holdings LLC, its general partner
                                                                                                    By: /s/ Timothy Kacani
                                                                                                    Name: Timothy Kacani
                                                                                                    Title: Authorized Signatory

[Signature page to Termination to Amended and Restated Investor Rights Agreement]

CAPITAL ONE FINANCIAL CORPORATION,
a holder of Common Stock on behhalf of itself and on behalf of Capital One Bank (USA), National Association, a holder of Common Stock, and Capital One NA LIHTC, Inc., a holder of Common Stock
                                                                                                    By: /s/ Bradley R. Thayer
                                                                                                    Name: Bradley R. Thayer
                                                                                                    Title: Managing Vice President

[Signature page to Termination to Amended and Restated Investor Rights Agreement]